Foreign Subcustodians:

Raiffeisen Bank sh.a.
Blv. "Bajram Curri" ETC – Kati 14
Tirana, Albania
BIC: SGSBALTXXXX

Citibank N.A.
Securities Services Unit
Bartolome Mitre 530
(C1036AAJ)
1036 Buenos Aires, Argentina
BIC: CITIUS33ARR**

Hongkong and Shanghai
Banking Corporation Ltd.
HSBC Custody and Clearing
Level 13, 580 George St.
Sydney, NSW 2000, Australia
BIC: HKBAAU2SSYD

Citigroup Pty. Limited
120 Collins St.
Melbourne, Victoria, 3000
Australia
BIC: CITIAU3X

UniCredit Bank Austria AG
Custody Department / Dept.
8398-TZ
Julius Tandler-Platz 3
A-1090 Vienna, Austria
BIC: BKAUATWWXXX

Deutsche Bank AG
Fleischmarkt 1
A-1010 Vienna, Austria
BIC: DEUTATWWCUS

HSBC Bank Middle East,
Custody and Clearing Dept.
1st Floor, Bldg # 2505
Road # 2832, Al Seef 428,
Kingdom of Bahrain
BIC: BBMEBHBXXXX

Standard Chartered Bank
Silver Tower, Level 7
52 South Gulshan Commercial Area
Gulshan 1, Dhaka 1212
Bangladesh
BIC: SCBLBDDXXXX

Deutsche Bank AG, Netherlands
(operating through
the Amsterdam branch
with support from its
Brussels branch)
Direct Securities Services
De Entrees 99-197
1101 HE Amsterdam,
The Netherlands,
BIC: DEUTNL2AXXX

Standard Chartered Bank
Cote d’Ivoire
23, Bld de la République
17 BP 1141 Abidjan 17
Côte d’Ivoire
BIC: SCBLCIABSSU

HSBC Bank Bermuda Limited
6 Front Street
Hamilton HM06, Bermuda
Attn: Daily Contact
BIC: BBDABMHMXXX

UniCredit Bank d.d.
Zelenih beretki 24
71 000 Sarajevo, Bosnia
BIC: UNCRBA22XXX

Standard Chartered Bank
Botswana Limited
4th Floor, Standard Chartered House
Queens Road
The Mall
Gaborone, Botswana
BIC: SCHBBWGXXXX

Citibank N.A. –
São Paulo Branch
AV Paulista, 1111
São Paulo, SP 01311-920
Brazil
BIC CITIUS33BRR**

Citibank Europe plc, Bulgaria
Branch
Serdika Offices, 10th floor,
48 Sitnyakovo Blvd.
Sofia 1505, Bulgaria
BIC: CITIBGSFXXX

UniCredit Bulbank AD
7 Sveta Nedelya Square
1000 Sofia, Bulgaria
BIC: UNCRBGSFXXX

Standard Chartered Bank
Cote d’Ivoire
23, Bld de la République
17 BP 1141 Abidjan 17
Côte d’Ivoire
BIC: SCBLCIABSSU

RBC Investor Services
Securities Cage
155 Wellington Street West, 2nd
Floor
Toronto, ON Canada M5V 3L3
Ref a/c: 1200292XXXXX
BIC: ROYCCAT2XXX

State Street Trust Company
Canada
30 Adelaide Street East
Suite 800
Toronto, Ontario, Canada
M5C 3G6
BIC: SBOSCATXXXX

Banco Itau Chile
Enrique Foster Sur 20, Piso 5,
Las Condes
Santiago de Chile
BIC: ITAUCLRM
Ref: Dpto. Custodia de Valores

HSBC Bank (China)
Company Limited
33rd Floor, HSBC Building,
Shanghai IFC
8 Century Avenue
Pudong, Shanghai,
China (200120)
Attn: Manager, Custody
and Clearing Department
BIC: HSBCCNSHXX

China Construction Bank
No. 1 Naoshikou Street
Chang An Xing Rong Plaza
Beijing 100032-33 China
BIC: PCBCCNBJGIS

HSBC Bank (China) Company
Limited
33rd Floor, HSBC Building,
Shanghai IFC
8 Century Avenue
Pudong, Shanghai, China
(200120)
Attn: Manager, Custody and
Clearing Department
BIC: HSBCCNSHXXX

Cititrust Colombia, S.A.
Sociedad Fiduciaria
Carrera 9A No 99-02
Bogotá DC, Colombia
BIC: CITIUS33COR**
Attn: Securities Services Dept.

Banco BCT
160 Calle Central
Edificio BCT
San Jose, Costa Rica

Privredna banka Zagreb dd
Custody Department
Radnicka cesta 50 10000
Zagreb, Croatia
BIC: PBZGHR2XXXX

Zagrebacka banka d.d.
Savska 60
10000 Zagreb, Croatia
BIC: ZABAHR2XXXX

BNP Paribas Securities
Services, S.C.A., Athens,
(operating remotely to service
the Cyprus market)
94 V. Sofias Avenue &
1 Kerasountos Str. 115 28
Athens, Greece 11528
BIC: PARBGRAXXXX

Ceskoslovenska Obchodni
Banka A.S.
Radlická 333/150, 150 57
Prague 5, Czech Republic
BIC: CEKOCZPPXXX

UniCredit Bank, Czech
Republic and Slovakia, a.s.
Global Securities Services
Global Transaction Banking
BB Centrum – FILADELFIE
Zeletavska 1525/1
140 92 Praha 4 – Michle
Czech Republic
BIC: BACXCZPPXXXX

Skandinaviska Enskilda
Banken AB (SEB)
Bernstorffsgade 50,
1577 Copenhagen, Denmark
BIC: ESSEDKKKXXX

Nordea Ban Danmark A/S
Strandgade 3
0900 Copenhagen C
Denmark
BIC: NDEADKKKXXX

Produbanco
Av. Amazonas N35-211 y
Japon Quito, Ecuador
BIC: PRODECEQXXX

HSBC Bank Egypt S.A.E
6th Floor
306 Corniche El Nil,
Maadi Cairo, Egypt
Attn: Custody Services
BIC: EBBKEGCXXXX

AS SEB Pank
Custody Services
Tornimae 2, 15010 Tallinn,
Estonia
BIC: EEUHEE2XXXX

Skandinaviska Enskilda
Banken AB (Publ) (SEB)
Securities Services
Box 630
SF-00101 Helsinki, Finland
BIC: ESSEFIHXXXX

Nordea Bank Finland Plc
Satamaradankatu 5
00500 Helsinki
Finland
BIC: NDEAFIHHXXX

Deutsche Bank AG, Netherlands
(operating through
the Amsterdam branch
with support from its
Paris branch)
Direct Securities Services
De Entrees 99-197
1101 HE Amsterdam,
The Netherlands
BIC: DEUTNL2AXXX

JSC Bank of Georgia
29a Gagarini Str.
Tbilisi 0160, Georgia
BIC: BAGAGE22CUS

Deutsche Bank AG,
Direct Securities Services
Alfred-Herrhausen-Allee 16-24
D-65760 Eschborn, Germany

Standard Chartered Bank Ghana Limited
P.O. Box 768
1st Floor,
High Street Building
Accra, Ghana
BIC: SCBLGHACXXX

BNP Paribas Securities
Services, S.C.A.,
94 V. Sofias Avenue &
Kerasountos 1 Street
115 28, Athens, Greece
BIC: PARBGRAXXXX

Standard Chartered Bank
Cote d’Ivoire
23, Bld de la République
17 BP 1141 Abidjan 17
Côte d’Ivoire
BIC: SCBLCIABSSU

BNP Paribas
Securities
Services, S.C.A.,
94 V. Sofias
Avenue &
Kerasountos 1
Street
115 28, Athens,
Greece
BIC:
PARBGRAXXXX

Standard Chartered Bank
(Hong Kong) Limited
15th Floor Standard Chartered
Tower
388 Kwun Tong Road
Kwun Tong, Hong Kong
Attn: Client Service Manager
Custody & Clearing Services
BIC: SCBLHKHHXXX

UniCredit Bank Hungary Zrt.
6th Floor, Szabadsag ter 5-6
H-1054 Budapest, Hungary
BIC: BACXHUHBXXX

Citibank Europe
plc, Hungarian
Branch
7 Szabadság tér,
Bank Center
Budapest, H-1051
Hungary
BIC:
CITIHUHXXXX

Landsbankinn hf.
Austurstræti 11
155 Reykjavik, Iceland
BIC: NBIIISREXXX

Hongkong & Shanghai
Banking Corp. Ltd.
HSBC Securities Services
2nd Floor “Shiv”
Plot No. 139-140 B
Western Express Highway,
Sahar Road Junction
Vile Parle-E
Mumbai 400 057, India
BIC: HSBCINBBXXX

Deutsche Bank AG
Domestic Custody Services
Block B1, 4th Floor,
Nirlon Knowledge Park
Off Western Express Highway
Goregaon (E)
Mumbai 400 063, India
BIC: DEUTINBBXXX

Deutsche Bank A.G.
Deutsche Bank Building,
4th Floor
Jl. Imam Bonjol, No. 80
Jakarta 10310, Indonesia
Attn: Domestic Custody Services
BIC: DEUTIDJAXXX

State Street Bank and Trust Company
525 Ferry Rd.
Edinburgh, Scotland,
EH5 2AW
BIC: SSLLGB2XGBL

Bank Hapoalim B.M.
50 Rothschild Boulevard
Tel Aviv, Israel 61000
BIC: POALILITCBS

Deutsche Bank S.p.A.
Direct Securities Services
Via Turati 25/27 – 3rd Floor
20121 Milan, Italy
BIC: DEUTITMMTIT

Intesa SanPaolo (ISP)
Financial Institutions –
Transactions Services
Piazza della Scala, 6
20121 Milan
Italy
BIC: BCITITMMXXX

Standard Chartered Bank
Cote d’Ivoire
23, Bld de la République
17 BP 1141 Abidjan 17
Côte d’Ivoire
BIC: SCBLCIABSSU

Scotia Investments Jamaica Limited
7 Holborn Road
Kingston 10, Jamaica, W.I.
TELEX: 3812297

The Hongkong and Shanghai
Banking Corporation, Japan
branch (HSBC)
HSBC Building
11-1 Nihonbashi 3-chome,
Chuo-ku
Tokyo 1030027 Japan
BIC: HSBCJPJTXXX

Mizuho Bank, Ltd.
4-16-13, Tsukishima,
Chuo-ku, Tokyo, 104-0052,
Japan
BIC: MHCBJPJ2XXX

Standard Chartered Bank
Shmeissani Branch
Al-Thaqafa Street,
Building # 2
P.O.Box 926190
Amman 11110,
Jordan
BIC: SCBLJOAXXXX

JSC Citibank
Kazakhstan
Park Palace,
Building A, 41
Kazibek Bi street,
Almaty, 050010,
Kazakhstan
BIC:
CITIKZKAXXX

Standard Chartered Bank
Kenya Limited
Custody Services
Standard Chartered @ Chiromo,
Level 5
48 Westlands Road
P.O. Box 40984-00100 GPO
Nairobi, Kenya
BIC: SCBLKENXXXX

Hongkong and Shanghai Banking Corporation Limited
HSBC Building #25, 1-Ka,
Bongrae-Dong, Chung-ku, Seoul, Korea 100-161
BIC: HSBCKRSEXXX

Deutsche Bank AG
Direct Securities Services
18th Floor, Young-Poong
Bldg., 33 Seorin-dong
Chongro-ku, Seoul 110-752
Korea
BIC: DEUTKRSEXXX

HSBC Bank Middle East Limited
Kuwait City, Qibla Area Hamad Al-Saqr Street,
Kharafi Tower, G/1/2 Floors
P.O. Box 1683, Safat 13017,
Kuwait
BIC: HBMEKWKWXXX

AS SEB Banka
Unicentrs, Valdlauci
LV-1076 Kekavas pag.,
Rigas raj., Latvia
BIC: UNLALV2XXXX

HSBC Bank Middle East, Main Branch
St. Georges Street,
Minet El-Hosn
Beirut, Lebanon 1107 2080
Attn: Securities Department
BIC: BBMELBBXXXX

SEB Bankas
Gedimino av. 12
LT 2600 Vilnius, Lithuania
Attn: Securities Accounting and Custody
BIC: CBVILT2XXXX

Standard Bank Limited
Kaomba Centre
Corner Victoria Avenue & Sir
Glyn Jones Road
Blantyre, Malawi
BIC: SBICMWMXXXX

Standard Chartered Bank
Malaysia Berhad
Menara Standard Chartered
30 Jalan Sultan Ismail
50250 Kuala Lumpur,
Malaysia
BIC: SCBLMYKXXXX

Deutsche Bank (Malaysia)
Berhad
Domestic Custody Services
Level 20, Menara IMC
8 Jalan Sultan Ismail
50250 Kuala Lumpur, Malaysia
BIC: DEUTMYKLXXX

Standard Chartered Bank
Cote d’Ivoire
23, Bld de la République
17 BP 1141 Abidjan 17
Côte d’Ivoire
BIC: SCBLCIABSSU

Hongkong and Shanghai Banking Corp. Ltd.
5th Floor HSBC Centre,
18 Cybercity, Ebene, Mauritius
Attn: Securities Services
BIC: HSBCMUMUOBU

Banco Nacional de México
S.A. (Banamex)
Global Securities Services, 3er
piso, Torre Norte
Act. Roberto Medellin No. 800
Col. Santa Fe, Mexico, D.F.
01210
BIC: CITIUS33MER**

Citibank Maghreb
Zénith Millénium Immeuble1,
Sidi Maârouf - B.P. 40
Casablanca 20190
Morocco
BIC: CITIMAMCXXX

Standard Bank Namibia
Standard Bank Center
Corner Werner List St. and
Post Street Mall, 2nd Floor
Windhoek, Namibia
BIC: SBNMNANXXXX

Deutsche Bank AG, Netherlands
Direct Securities Services
De Entrees 99-197
1101 HE Amsterdam,
The Netherlands
BIC: DEUTNL2AXXX

The Hongkong and Shanghai
Banking Corporation Ltd.
HSBC House
Level 7, 1 Queen St.
Auckland 1010, New Zealand
BIC: HSBCNZ2AXXX

Standard Chartered Bank
Cote d’Ivoire
23, Bld de la République
17 BP 1141 Abidjan 17
Côte d’Ivoire
BIC: SCBLCIABSSU

Stanbic IBTC Bank Plc.
Plot 1712
Idejo St.
Victoria Island
Lagos, Nigeria 101007
Attn: Custody Services Department
BIC: SBICNGLXXXX

Skandinaviska Enskilda Banken
Securities Services
Filipstad Brygge 1
N-0123 Oslo, Norway
BIC: ESSENOKXXXX

Nordea Bank Norge ASA
Essendropsgate 7
0368 Oslo
Norway
BIC: NDEANOKKXXX

HSBC Bank Oman S.A.O.G.
HSBC Securities Services
2nd Floor Al Khuwair
PO Box 1727 PC 111
Seeb,
Sultanate of Oman
BIC: BBMEOMRXXXX

Deutsche Bank  A.G.
Unicentre – Unitowers
I.I. Chundrigar Road
P.O. Box 4925
Karachi – 74000, Pakistan
Attn: Custody Services
BIC: DEUTPKKAXXX

HSBC Bank Middle East,
Jaffa Street, Ramallah,
West Bank 2119
Palestinian Autonomous Area
BIC: BBMEPS22XXX

Citibank, N.A.
Boulevard Punta Pacifica
Torre de las Americas
Apartado
Panama City, Panama
0834-00555
BIC: CITIPAPASFE

Citibank del Perú S.A.
Canaval y Moreyra 480
3rd Floor, San Isidro
Lima 27, Peru
BIC: CITIUS33LIM**

Deutsche Bank AG,
Global Transaction Banking
Tower One, Ayala Triangle,
1226 Makati City, Philippines
BIC: DEUTPHMMXXX

Bank Handlowy w
Warszawie S.A.
ul Senatorska 16
00-293 Warsaw, Poland
Attn: Custody Department
BIC: CITIPLPXXXX

Bank Polska Kasa
Opieki S.A.
31 Zwirki I Wigury
Street
02-091, Warsaw,
Poland
BIC:
PKOPPLPWXXX

Deutsche Bank AG,
Netherlands
(operating through the
Amsterdam branch with
support from its Lisbon
branch)
Direct Securities Services
De Entrees 99-197
1101 HE Amsterdam, The Netherlands
BIC: DEUTNL2AXXX

BNP Paribas Securities Services, S.C.A.,
Lisbon (operating through the
Paris branch)
3 Rue D’Antin,
Paris, France Lt 1.19.01
BIC: PARBFRPPPTC

Citibank, N.A. Puerto Rico
Securities Services Department PL. South
1 Citibank Drive, Lomas
Verdes Avenue
San Juan, PR 00926
Physical Instruments
DVP/RVP Free
Receipts/Deliveries

HSBC Bank
Middle East Limited
2 Fl Ali Bin Ali Tower
Building no.: 150
Airport Road
Doha, Qatar
BIC: BBMEQAQXXXX

Citibank Europe plc, Dublin –
Romania Branch
8, Iancu de Hunedoara
Boulevard
712042, Sector 1
Bucharest, Romania
BIC: CITIROBUXXX

Limited Liability Company Deutsche Bank
82 Sadovnicheskaya Street,
Building 2
115035 Moscow,
Russian Federation
BIC: DEUTRUMMXXX

HSBC Saudi Arabia Limited
North Olaya Road
P.O. Box 9084, Riyadh 11413
Saudi Arabia
BIC: SABBSARIXXX

Standard Chartered Bank
Cote d’Ivoire
23, Bld de la République
17 BP 1141 Abidjan 17
Côte d’Ivoire
BIC: SCBLCIABSSU

Unicredit Bank Serbia JSC
Omladinskih Brigada 88,
Airport City
11000 Belgrade, Serbia
BIC: BACXRSBGXXX

United Overseas Bank Limited (UOB)
156 Cecil Street
FEB Building #08-03
Singapore 069544
BIC: UOVBSGSGXXX

Citibank, N.A.
Citigroup Global
Transaction Services
Regional Services Center
Citi Singapore Campus (CSC),
3 Changi Business
Park Crescent,
#07-00, Singapore 486026
BIC: CITISGSGXXX

UniCredit Bank Czech
Republic and Slovakia a.s.
Custody Department
Sancova 1/A
813 33 Bratislava,
Slovak Republic
BIC: UNCRSKBXXXX

UniCredit Banka Slovenija d.d.
Šmartinska 140
SI-1000 Ljubljana
Slovenia
BIC: BACXSI22XXX

Standard Bank of South Africa Limited
The Standard Bank Center
3rd Floor, 25 Sauer St.
Johannesburg 2000
Republic of South Africa
BIC: SBZAZAJJXXX

FirstRand Bank Limited
Mezzanine Floor
3 First Place BankCity
Corner Simmonds & Jeppe Sts.
Johannesburg 2001
Republic of South Africa
BIC: FIRNZAJJXXX

Deutsche Bank SAE
Direct Securities Services
Calle de Rosario Pino 14-16,
Planta 1
28020 Madrid, Spain
BIC: DEUTESBBXXX

The Hongkong and Shanghai
Banking Corporation Limited
24, Sir Baron
Jayatilake Mawatha
Colombo 01, Sri Lanka
BIC: HSBCLKLXXXX

UniCredit Bank d.d.
Zelenih beretki 24
71 000 Sarajevo, Bosnia
BIC: UNCRBA22XXX

Standard Bank Swaziland Limited
Standard House, Swazi Plaza
Mbabane, Swaziland H101
BIC: SBICSZMXXXX

Skandinaviska Enskilda
Banken
Sergels Torg 2
SE-106 40 Stockholm,
Sweden
BIC: ESSESESSXXX

Nordea Bank AB (publ)
Smalandsgatan 17
105 71 Stockholm
Sweden
BIC: NDEASESSXXX

UBS AG
Badenerstrasse 574
8098 Zurich, Switzerland
BIC: UBSWCHZH80A

Credit Suisse AG
Uetlibergstrasse 231
8070 Zurich, Switzerland
BIC: CRESCHZZ80A

Deutsche Bank AG
296 Ren-ai Road
Taipei 106 Taiwan R.O.C.
BIC: DEUTTWTPXXX

Standard Chartered Bank
(Taiwan) Limited
168 Tun Hwa North Road
Taipei 105, Taiwan R.O.C.
BIC: SCBLTWTPXXX

Standard Chartered Bank
Tanzania Limited
1st Floor International House
Corner of Shaaban Robert
Street and Garden Avenue
PO Box 9011
Dar es Salaam, Tanzania
BIC: SCBLTZTXXXX

Standard Chartered Bank
(Thai) Public Company Limited
Sathorn Nakorn Tower – 14th
Floor, Zone B
90 North Sathorn Road
Silom, Bangkok 10500,
Thailand
Attn: Custodial
Services Department
BIC: SCBLTHBXXXX

Standard Chartered Bank
Cote d’Ivoire
23, Bld de la République
17 BP 1141 Abidjan 17
Côte d’Ivoire
BIC: SCBLCIABSSU

Republic Bank Limited
9-17 Park Street
Port of Spain
Republic of Trinidad & Tobago,
West Indies
BIC: RBNKTTPXXXX

Banque International
Arabe de Tunisie (BIAT)
Direction des Marches
de Capitaux
1080 Tunis Cedex, Tunisia
BIC: BIATTNTTXXX

Citibank, A.Ş.
Tekfen Tower,
Eski Buyukdere Caddesi 209
Kat 3
34394 Levent
Istanbul, Turkey
BIC: CITITRIXXXX

Deutsche Bank, A.Ş.
Eski Buyukdere Caddesi
Tekfen Tower No. 209
Kat: 17 4.Levent 34394
Istanbul, Turkey
BIC: DEUTTRISCUS

Standard Chartered Bank
Uganda Limited
5 Speke Road
P.O. Box 7111
Kampala, Uganda
BIC: SCBLUGKAXXX

PJSC Citibank
16-g Dymytrova St.
Kyiv 03150
BIC: CITIUAUKXXX

HSBC Bank Middle East Limited
Global Banking and Markets –
HSBC Securities Services
Emaar Square
Level 3, Building No. 5
PO Box 502601,
Dubai, United Arab Emirates
BIC: BBMEAEADXXX

HSBC Bank Middle East Limited
Global Banking and Markets -
HSBC Securities Services
Emaar Square
Level 3, Buliding No. 5
PO Box 502601,
Dubai, United Arab Emirates
BIC: BBMEAEADXXX

HSBC Bank Middle East Limited
Global Banking and Markets -
HSBC Securities Services
Emaar Square
Level 3, Buliding No. 5
PO Box 502601,
Dubai, United Arab Emirates
BIC: BBMEAEADXXX

State Street Bank and Trust Company
525 Ferry Rd.
Edinburgh, Scotland,
EH5 2AW
BIC: SSLLGB2XGBL

Banco Itau Uruguay S.A.
Zabala 1463
11000 Montevideo, Uruguay
Attn: Oficina de Titulos
BIC: ITAUUYMMXXX

Citibank N.A.
Centro Comercial El Recreo
Torre Norte, Piso 19
Avenida Casanova
Caracas, Venezuela 1050
BIC: CITIUS33VEC**

Hongkong & Shanghai
Banking Corp. Ltd.
Centre Point
106 Nguyen Van Troi Street,
Phu Nhuan District
Ho Chi Minh City, Vietnam
BIC: HSBCVNVXXXX

Standard Chartered Bank
Zambia Plc
Standard Chartered House, Cairo Road
P.O. Box 32238
10101, Lusaka, Zambia
BIC: SCBLZMLXXXX

Stanbic Bank Zimbabwe
Limited
3rd Floor
Stanbic Centre
59 Samora Machel Avenue
Harare, Zimbabwe
BIC: SBICZWHXXXX